UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report August 8, 2006
(Date of earliest event reported July 31, 2006)

PATIENTS & PHYSICIANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28445	11-3210792
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

432 Park Avenue South
13th Floor
New York, NY 10016
(Address of principal executive offices)
Registrant’s telephone number, including area code (212) 340-9100

Finity Holdings, Inc.
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 2, 2006, the Audit Committee of Patients & Physicians, Inc. (the "Company") dismissed Malone & Bailey, PC (“Malone & Bailey”) as the independent auditors of the Company and appointed J.H. Cohn LLP (“JH Cohn”), an Independent Registered Public Accounting Firm, to serve as the Company’s independent auditors.

On June 27, 2006, the Company and Flagship Patient Advocates, Inc. (formerly Flagship Healthcare Management, Inc.) (“Flagship”) entered into a Share Exchange Agreement (the “Share Exchange”), whereby the Company acquired all of the issued and outstanding capital stock of Flagship in exchange for an aggregate of 55,710,255 newly-issued shares of the Company’s common stock. As a result of the Share Exchange, Flagship became a wholly-owned subsidiary of the Company and the operations of Flagship have now become the sole operations of the Company.

Malone & Bailey had been the independent accountants of the Company since January 2002. Their report dated February 24, 2006 on the Company's audited financial statements for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles, except for a "going concern" uncertainty. During the period from the inception of the engagement through the August 2, 2006 termination of the engagement, the Company had no disagreements with Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Malone & Bailey’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. During our two most recent fiscal years, and the subsequent interim period through the date Malone & Bailey was dismissed, Malone & Bailey did not advise the Company as to any reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

JH Cohn has been the independent accountants for Flagship since inception, July 9, 2002, to present. The Board of Directors determined that because the financial statements of the Company are tantamount to the financial statements of its new wholly-owned subsidiary Flagship, for reasons of continuity, JH Cohn should become the independent accountants of the Company. During the period that Malone & Bailey had acted as the Company's independent accountants, the Company did not consult with JH Cohn on either application of accounting principles or type of audit opinion or any of the other matters specified in Item 304(a)(2) of Regulation S-B. In addition, prior to the Share Exchange, Flagship did not consult with Malone & Bailey as to any accounting or auditing matter.

The Company has requested and received from Malone & Bailey, a letter, dated August 8, 2006, addressed to the Securities and Exchange Commission stating the Malone & Bailey agrees with the above statements. A copy of the Malone &Bailey letter is attached as an exhibit to this Form 8-K/A.

Item 8.01 Other Events.

On July 17, 2006, the Board of Directors of the Company approved and authorized the adoption of
-- an Audit Committee Charter,
-- a Compensation Committee Charter,
-- a Corporate Governance and Nominating Committee Charter and
-- a Code of Ethics (the “Charters”).
The effective date of the Company’s adoption of the Charters is July 31, 2006.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Audit Committee Charter, adopted July 31, 2006 (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K, filed August 2, 2006).

10.2	Compensation Committee Charter, adopted July 31, 2006 (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K, filed August 2, 2006).

10.3	Corporate Governance and Nominating Committee Charter, adopted July 31, 2006 (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K, filed August 2, 2006).

14	Code of Ethics, adopted July 31, 2006 (incorporated by reference to Exhibit 14 to the Company’s Form 8-K, filed August 2, 2006).

16	Letter from Malone & Bailey, PC, dated August 8, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2006

PATIENTS & PHYSICIANS, INC.

By:  /s/ Fred F. Nazem
Name: Fred F. Nazem
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Audit Committee Charter, adopted July 31, 2006 (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K, filed August 2, 2006).

10.2	Compensation Committee Charter, adopted July 31, 2006 (incorporated by reference to Exhibit 10.2 to the Company’s Form 8-K, filed August 2, 2006).

10.3	Corporate Governance and Nominating Committee Charter, adopted July 31, 2006 (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K, filed August 2, 2006).

14	Code of Ethics, adopted July 31, 2006 (incorporated by reference to Exhibit 14 to the Company’s Form 8-K, filed August 2, 2006).

16	Letter from Malone & Bailey, PC, dated August 8, 2006.